THE WORLD FUNDS, INC.

                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                        SAND HILL PORTFOLIO MANAGER FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Sand Hill Portfolio Manager Fund (the "Fund") dated December 29, 1999. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 Annual Report to Shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.





The date of this SAI is December 29, 1999.

                                TABLE OF CONTENTS

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .. .4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS. . . . . . . .. .4

      INVESTMENT OBJECTIVES . . . . . . . . . . . . . . . . . . .  . 4

      STRATEGIES AND RISKS . . . . . . . . . . . . . . . . . . . .  .4

      INVESTMENT PROGRAMS. . . . . . . . . . . . . . . . . . . . .. .4

           DEPOSITARY RECEIPTS . . . . . . . . . . . . . . . . . .. .4
           REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . .. 5
           DEBT SECURITIES . . . . . . . . . . . . . . . . . . . .. .5
           U.S. GOVERNMENT SECURITIES. .. . . . . . . . . . . . . .. 5
           ZERO COUPON SECURITIES . . . . . . . . . . . . . . . . .. 6
           INTERNATIONAL BONDS. . . . . . . . . . . . . . . . . . .  6
 .          MORTGAGE AND ASSET-BACKED SECURITIES. . . . . . . . . .. .6
           CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . .. .7
           WARRANTS. . . . . . .. . . . . . . . . . . . . . . . . ...7
           INVESTMENT COMPANIES. . . . . . . . . . . . . . . . . .. .7
           ILLIQUID SECURITIES. . . . . . . . . . . . . . . . . . .. 8
           WHEN-ISSUED SECURITIES. . . . . . . . . . . . . . . . .. .8
           STRATEGIC TRANSACTIONS. . . . . . . . . . . . . . . . .. .8
           PUT AND CALL OPTIONS. . . . . . . . . . . . . . . . . .. .9
           OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES11
           CURRENCY TRANSACTIONS. . . . . . . . . . . . . . . . . ..11
           USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. . . . . .. 12
           RESTRICTED SECURITIES. . . . . . . . . . . . . . . . . ..13
           INDEXED SECURITIES. . . . . . . . . . . . . . . . . . .. 14
           OTHER SECURITIES. . . . . . . . . . . . . . . . . . . .. 14

      INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . .. 14

           FUNDAMENTAL POLICIES AND RESTRICTIONS . . . . . . . . .. 14
           NON-FUNDAMENTAL POLICIES AND RESTRICTIONS . . . . . . .. 15

MANAGEMENT OF THE COMPANY. . . . . . . . . . . . . . . . . . . . .. 16

DIRECORS AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . .. 16

COMPENSATION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . ..18

CONTROL PERSONS. . . . . . . . . . . . . . . . . . . . . . . . . .. 19

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . .. 19

INVESTMENT ADVISER AND ADVISORY AGREEMENT . . . . . . . . . . . . ..19

MANAGEMENT-RELATED SERVICES. . . . . . . . . . . . . . . . . . . .. 20

      ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . ..20
      CUSTODIAN AND ACCOUNTING SERVICES . . . . . . . . . . . . . ..20
      TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . ..21
      DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . .. 21
      INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . .. 22

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . ..22

PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . ..23

CAPITAL STOCK AND DIVIDENDS. . . . . . . . . . . . . . . . . . . .. 23

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES. . . . . . . . . ..24

ELIBIBLE BENEFIT PLANS. . . . . . . . . . . . . . . . . . . . . . ..24

SELLING SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . ..24

SMALL ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . ..25

SPECIAL SHAREHOLDER SERVICES. . . . . . . . . . . . . . . . . . . ..25

TAX STATUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . ..26

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . .. 29

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . ..29

YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .. 29

TOTAL RETURN PERFORMANCE. . . . . . . . . . . . . . . . . . . . . ..29

FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .. 30

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented, or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize total return (consisting of realized and unrealized appreciation plus income). All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in three major categories of investment: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Depositary Receipts: The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements: As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, a fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The Investment Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities: The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Investment Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by suprarnational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities: The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities: The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds: International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgager Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities: The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Investment Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants: The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies: The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

When-Issued Securities: The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

Strategic Transactions: The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used (1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options: A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices: The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions: The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Investment Adviser considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Investment Adviser believes that the value of yen will decline against the U.S. dollar, the Investment Adviser may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts: Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid high grade securities with its custodian to the extent fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate cash or liquid, high grade securities equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the fund's obligation.

OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities: The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Other Securities: The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchaseless than 75% of its assets would consist of cash and cash items,U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;
(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;
(3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;
(4) Invest more than 25% of its total assets in securities of companies in the same industry;
(5) Act as an underwriter of securities of other issuers, excet to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;
(6)   Make loans,  except (i) loans of its portfolio  securities and (ii) it may
      enter  into   repurchase   agreements  and  purchase  debt securities  in
      accordance with its investment objective;
(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666); (8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and
(9)   Purchase or sell commodities or commodity contracts;


Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1) Purchase or sell futures contracts or options thereon;
(2) Make short Sales of securities;
(3) Make loans of portfolio securities;
(4) Purchase or sell real estate limited partnership  interests;
(5) Purchase or retain securities of any open-end investment company;
    purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company
    securities   in   connection   with  a  plan  of  merger, consolidation,
    reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;
(6) Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;
(7) Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;
(8) Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);
(9) Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;
(10)Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets;
(11)Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and
(12)Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

*NOTE: Items (9), (10) and (11) above do not apply to options attached to, or purchased as a part of, their underlying securities.

In applying the fundamental and non-fundamental policy concerning concentration:

(1) The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later changein percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1) invest in interests in oil, gas, or other mineral exploration or development programs;
(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and
(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's Investment Adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Investment Adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address                  Position(s) Held     Principal Occupation(s)
and Birthdate                  With Registrant      During the Past
5 Years
---------------------------------------------------------------------------

*John Pasco, III               Chairman, Director   Mr. Pasco is Treasurer and
1500 Forest Avenue             and Treasurer        Director  of Commonwealth
Richmond, VA 23229                                  Shareholder Services, Inc.,
(4/10/45)                                           the Company's Administrator,
                                                    since 1985; President and
                                                    Director of First  Dominion
                                                    Capital Corp.,  the
                                                    Company's principal
                                                    underwriter. Director  and
                                                    shareholder of  Fund
                                                    Services Inc., the Company's
                                                    Transfer and Disbursing
                                                    Agent,   since 1987;
                                                    shareholder of Commonwealth
                                                    Fund Accounting, Inc. which
                                                    provides bookkeeping
                                                    services to Star Bank; and
                                                    Chairman, Director and
                                                    Treasurer of Vontobel
                                                    Funds,  Inc., a  registered
                                                    investment company since
                                                    March, 1997. Mr. Pasco is
                                                    also a certified  public
                                                    accountant.

Samuel Boyd, Jr.               Director             Mr. Boyd is Manager of the
10808 Hob Nail Court                                Customer Services Operations
Potomac, MD 20854                                   and Accounting Division of
(9/18/40)                                           the Potomac Electric Power
                                                    Company since August, 1978;
                                                    and Director of Vontobel
                                                    Funds, Inc., a registered
                                                    investment company since
                                                    March, 1997. Mr. Boyd is
                                                    also a certified public
                                                    accountant.

William E. Poist               Director             Mr. Poist is a financial and
5272 River Road                                     tax consultant through his
Bethesda, MD 20816                                  firm, Management Consulting
(6/11/36)                                           for Professionals since
                                                    1968;  Director of Vontobel
                                                    Funds, Inc., a registered
                                                    investment company since
                                                    March, 1997. Mr. Poist is
                                                    also a certified public
                                                    accountant.

Paul M. Dickinson              Director             Mr.Dickinson is President of
8704 Berwickshire Dr.                               Alfred J. Dickinson, Inc.
Richmond, VA 23229                                  Realtors since April, 1971;
(11/11/47)                                          and Director of Vontobel
                                                    Funds, Inc. a registered
                                                    investment company
                                                    since March, 1997.

*Jane H. Williams         Vice President of         Ms.Williams is the Executive
3000 Sand Hill Road       the  Company and          Vice President of Sand Hill
Suite 150                 President of the          Advisors, Inc. since 1982.
Menlo Park, CA 94025      Sand Hill Portfolio
(6/28/48)                 Manager Fund

*Leland H. Faust          President of              Mr. Faust is President of
One Montgomery St.        the CSI Equity            CSI Capital Management, Inc.
Suite 2525                Fund and the CSI          since 1978. Mr.Faust is also
San Francisco, CA 94104   Fixed Income Fund         a Partner in the law firm
(8/30/46)                                           Taylor & Faust since
                                                    December, 1975.

*F. Byron Parker, Jr.     Secretary                Mr. Parker is Secretary of
810 Lindsay Court                                  Commonwealth Shareholder
Richmond, VA 23229                                 Services, Inc. and First
(1/26/43)                                          Dominion Capital Corp. since
                                                   1986; Secretary of Vontobel
                                                   Funds,  Inc., a registered
                                                   investment company  since
                                                   March,  1997; and  Partner
                                                   in the law firm Mustian &
                                                   Parker.

*Franklin A. Trice, III    Vice President of       Mr. Trice is President of
P.O. Box 8535              the Company and         Virginia Management
Richmond, Va 23226-0535    President of the        Investment Corp.
(12/25/63)                 New Market Fund         since May, 1998; and a
                                                   registered representative of
                                                   First Dominion Capital Corp,
                                                   the Company's underwriter
                                                   since September, 1998.  Mr.
                                                   Trice was a broker with
                                                   Scott & Stringfellow
                                                   from March, 1996 to May,
                                                   1998 and with Craigie, Inc.
                                                   from March, 1992 to
                                                   January, 1996.

*John T. Connor, Jr.     Vice President of         President of Third Millennium
515 Madison Ave.,        the Company and           Investment Advisors, LLC
24th Floor               President of the          since April, 1998; and
New York, NY 10022       Third Millennium          Chairman of ROSGAL, a Russian
(6/16/41)                Russia Fund               financial company and of its
                                                   affiliated ROSGAL Insurance
                                                   since 1993.

Compensation of Directors: The Company does not compensate the Director who is an officer of the Investment Adviser of the Company. The other, or "independent," Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 29, 1999 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:


           Aggregate Compensation                            Total
Name and   From the Fund            Pension or Retirement    Compensation
Position   Fiscal Year Ended        Benefits Accrued as      from the
Held       August 31, 1999(1)       Part of Fund Expenses    Company
--------------------------------------------------------------------------
John Pasco, III,        0                     N/A                0
Director
Samuel Boyd, Jr.,   1,800                     N/A            9,000
Director
William E. Poist,   1,800                     N/A            9,000
Director

Paul M. Dickinson,  1,800                     N/A            9,000
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended August 31, 1999.

CONTROL PERSONS - PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the Fund as of December 29, 1999, the following persons own of record or beneficially own 5% or more of the Fund's shares and own such amounts indicated:

(1) Kaplan Co., 5300 Stevens Creek #380, San Jose, CA 95129 57,734.60 shares outstanding (or 6.061%); and,
(2) Arthur and Anna Kull 280 West Harvest Run, Idaho Falls, ID 83404 929,631.96 shares outstanding (or 5..647%).

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Sand Hill Advisors, Inc. (the "Investment Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, the "Advisers Act". The Investment Adviser is an independent, privately-held corporation.

Ms. Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund, Vice President of the Company, and Executive Vice President and a Director of the Investment Adviser which was founded in September of 1982 by Ms. Williams. Ms. Williams owns 35.46% of the stock of the Investment Adviser.

Effective June 1, 1998, Gary K. Conway began co-managing the Fund with Ms. Williams. Mr. Conway is President and co-founder of the Investment Adviser. He owns 35.46% of the stock of the Investment Adviser.

The Investment Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from August 19, 1997, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Investment Adviser. Under the Advisory Agreement, the Investment Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Investment Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

The Fund is obligated to pay the Investment Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. If the average daily net assets of the Fund exceed $100 million, the Investment Adviser is entitled to a fee of an annual rate of 0.75% on such excess. The Investment Adviser has voluntarily agreed to waive all or a portion of its advisory fee or make payments to the Fund in order to maintain the Fund's total operating expenses at an annual rate not to exceed 1.90%. The Investment Adviser earned fees of $53,649 from the Fund and waived $34,043 of its fees in the year ended December 31, 1996. The Investment Adviser received $80,675 from the Fund for the year ended December 31, 1997 and $80,943 from the Fund for the period ended August 31, 1998. For the year ended August 31, 1999, the Investment Adviser received $126,902 from the Fund.

Pursuant to the terms of the Advisory Agreement, the Investment Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory
Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to an Administrative Services Agreement with the Company dated August 19, 1997 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives, respectively, an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. CSS received fees of $17,681 and $22,263 for the years ended December 31, 1996 and 1997, and for the period ended August 31, 1998 CSS received fees of $21,247. For the period ended August 31, 1999, CSS received fees of $42,731.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to a Custodian Agreement with the Company dated August 19, 1997, Star Bank acts as the custodian of the Fund's securities and cash. Portfolio securities purchased for the Fund are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. Star Bank maintains a separate account in the name of the Fund. Star Bank is responsible for holding and making payments of all cash received for the account of the Fund.

Star Bank may make payments from the Fund for the purchase of securities, payment of interest, taxes, fees and other operating expenses. As the custodian, Star Bank is authorized to endorse and collect checks, drafts or other orders for payment and is responsible for the release or delivery of portfolio securities and monitoring compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. Star Bank is compensated on the basis of an annual fee based on the market value of assets of the Fund and fees for certain transactions.

Pursuant  to an  Accounting  Service  Agreement  dated  October  14,  1997  (the
"Accounting Agreement"), Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. Star Bank also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Star Bank is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

Star Bank received fees of $51,123, $16,800 and $19,705 for the years ended December 31, 1996 and 1997, and for the period ended August 31, 1998, respectively. For the period ended August 31, 1999, Star Bank received fees of $19,865.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one-third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. FSI received fees of $24,190, $19,313 and $11,535 for the years ended December 31,1996 and 1997, and for the period ended August 31, 1998, respectively. For the period ended August 31, 1999, FSI received fees of $21,565.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of the Fund's shares is continuous.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Investment Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Investment Adviser, the Investment Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Investment Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Investment Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Investment Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Investment Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Investment Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Investment Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Investment Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Investment Adviser anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 200,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Investment Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker authorized designee.


ELIGIBLE BENEFIT PLANS.

An eligible benefit plan is a arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or (2) such an employer on behalf of employees of a trust or plan for such employees, which provides or purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. He eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.



SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.






SMALL ACCOUNTS

Due to the relative higher cost of maintaining small accounts, the Fund may deduct $10 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $25,000. Shareholders will receive 60 days' written notice to increase the account value above $25,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions: A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial Account Application. If you do not elect this telephone service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if the procedures are followed the Fund will not be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Invest-A-Matic Accounts: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a five-year period, beginning with the first tax year for which a contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax Adviser for specific advice concerning tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. The account must meet the minimum investment requirements (currently $25,000). A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify dollar amount or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are redeeming and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income: The Fund receives income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of the Fund, constitutes net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains: The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions: Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions: The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company: The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements: To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares: Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations: Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations: Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities: The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                                        6
           YIELD = 2[(     A-B   + 1) -1]
                           CD

      Where:
      A = dividends and interest earned during the period.
      B = expenses accrued for the period (net of reimbursements).
      C = the average  daily number of shares outstanding during the period that were entitled to receive dividends.
      D = the maximum offering price per share on the last day of the period.

A fund's yield, as used in advertising, is computed by dividing the fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

              n
      P(1+ T) = ERV

      Where:

      P = a hypothetical initial payment $1,000, T = average annual total return, N = number of years (l, 5 or 10),
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

      The average annual total returns for the Fund as of August 31, 1999, are as follows:

           One Year                             23.22%
           Commencement of Operations           13.52%
           (January 1, 1995)

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com


The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9525.




                        THE WORLD FUNDS, INC.
 1500 Forest Avenue, Suite 223 * P.O. Box 8687 * Richmond, VA 23229
           804-285-8211 * 800-527-9525 * FAX 804-285-8251



VIA EDGAR



February 11, 2000



Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      RE:  The World Funds, Inc.
           File Number 333-29289
           Filing Pursuant to Rule 497(c)

Gentlemen:

Transmitted herewith for electronic filing, please find enclosed, pursuant to Rule 497 (c), a copy of the Supplement to the Statement of Additional Information for The Sand Hill Portfolio Manager Fund (the "Fund') series of The World Funds, Inc.

This Supplement dated February 11, 2000 to the Statement of Additional Information dated December 29, 1999 informs shareholders that the Fund has authorized brokers to accept purchase and redemption orders on its behalf.

Should you have any questions or require additional information, please contact the undersigned.

Sincerely,




/s/ John Pasco, III
John Pasco, III